UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 1, 2019

HOVNANIAN ENTERPRISES, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-8551 (Commission File Number)	22-1851059 (IRS Employer Identification No.)

90 Matawan Road, Fifth Floor

Matawan, New Jersey 07747
(Address of Principal Executive Offices) (Zip Code)

(732) 747-7800
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since
Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act.

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A Common Stock $0.01 par value per share	HOV	New York Stock Exchange
Preferred Stock Purchase Rights (1)	N/A	New York Stock Exchange
Depositary Shares each representing 1/1,000th of a share of 7.625% Series A Preferred Stock	HOVNP	Nasdaq Global Market

(1) Each share of Class A Common Stock includes an associated Preferred Stock Purchase Right. Each Preferred Stock Purchase Right initially represents the right, if such Preferred Stock Purchase Right becomes exercisable, to purchase from the Company one ten-thousandth of a share of its Series B Junior Preferred Stock for each share of Common Stock. The Preferred Stock Purchase Rights currently cannot trade separately from the underlying Common Stock.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

Exchange Offers

On November 4, 2019, Hovnanian Enterprises, Inc. (the “Company”) issued a press release announcing that K. Hovnanian Enterprises, Inc., the Company’s wholly-owned subsidiary (“K. Hovnanian”), has commenced (i) a private offer to exchange (the “Old 2022 Notes Exchange Offer”) K. Hovnanian’s 10.000% Senior Secured Notes due 2022 (the “Old 2022 Notes”) and (ii) a private offer to exchange (the “Old 2024 Notes Exchange Offer” and, together with the Old 2022 Notes Exchange Offer, the “Exchange Offers”) K. Hovnanian’s 10.500% Senior Secured Notes due 2024 (the “Old 2024 Notes” and, together with the Old 2022 Notes, the “Old Notes”) for up to $240.0 million aggregate principal amount of K. Hovnanian’s newly issued 10.000% 1.75 Lien Notes due 2025 (the “New 2025 Notes”). In conjunction with the Exchange Offers, K. Hovnanian is soliciting (i) consents to proposed amendments from the holders of the Old 2022 Notes (the “Old 2022 Notes Consent Solicitation”) to the indenture, dated as of July 27, 2017 (as amended and supplemented prior to the proposed amendments, the “Old Notes Indenture”), among K. Hovnanian, the Company and the other guarantors parties thereto and Wilmington Trust, National Association, as trustee and collateral agent, providing for, among other matters, the elimination of most of the restrictive covenants, certain of the affirmative covenants and certain of the events of default contained in the Old Notes Indenture applicable to the Old 2022 Notes and (ii) consents to proposed amendments from the holders of the Old 2024 Notes (the “Old 2024 Notes Consent Solicitation” and, together with the Old 2022 Notes Consent Solicitation, the “Consent Solicitations”) to the Old Notes Indenture providing for, among other matters, the elimination of most of the restrictive covenants, certain of the affirmative covenants and certain of the events of default contained in the Old Notes Indenture applicable to the Old 2024 Notes. The Exchange Offers and the Consent Solicitations are being made on the terms and subject to the conditions set forth in a Confidential Offering Memorandum and Consent Solicitation Statement, dated November 4, 2019 (as it may be amended or supplemented from time to time, the “Offering Memorandum”). If, in connection with the Exchange Offers, New 2025 Notes are issued in an amount less than $240.0 million (such amount, as may be modified by K. Hovnanian, the “New Notes Cap”), then, following the completion of the Exchange Offers, K. Hovnanian will offer to exchange K. Hovnanian’s senior unsecured term loans due 2027 for debt that is secured on a pari passu basis with the New 2025 Notes (the “New Pari Passu Debt”) to be issued or borrowed by the Issuer and guaranteed by the Company and certain subsidiaries of the Company in an aggregate principal amount equal to the New Notes Cap less the amount of New 2025 Notes issued in connection with the Exchange Offers. The terms of the New Pari Passu Debt, if any, are to be determined and may differ from the New 2025 Notes. A copy of the press release announcing the Exchange Offers and the Consent Solicitations is attached to this Current Report as Exhibit 99.1 and is incorporated herein by reference.

The New 2025 Notes have not been and will not be registered under the Securities Act or any state securities laws. The New 2025 Notes may not be offered or sold within the United States or to U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state securities laws. This current report is neither an offer to purchase or sell nor a solicitation of an offer to sell or buy the Old Notes, the New 2025 Notes or any other securities of the Company or K. Hovnanian. This current report also is not a solicitation of consents to the proposed amendments to the Old Notes Indenture. The Exchange Offers and the Consent Solicitations are being made solely on the terms and subject to the conditions set forth in the Offering Memorandum and the information in this current report is qualified by reference to such Offering Memorandum.

All statements in this current report that are not historical facts should be considered as “Forward-Looking Statements” within the meaning of the “Safe Harbor” provisions of the Private Securities Litigation Reform Act of 1995. Such statements involve known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Such forward-looking statements include but are not limited to statements related to the Company’s goals and expectations with respect to its financial results for future financial periods. Although the Company believes that its plans, intentions and expectations reflected in, or suggested by, such forward-looking statements are reasonable, the Company can give no assurance that such plans, intentions or expectations will be achieved. By their nature, forward-looking statements: (i) speak only as of the date they are made, (ii) are not guarantees of future performance or results and (iii) are subject to risks, uncertainties and assumptions that are difficult to predict or quantify. Therefore, actual results could differ materially and adversely from those forward-looking statements as a result of a variety of factors. Such risks, uncertainties and other factors include, but are not limited to, (1) changes in general and local economic, industry and business conditions and impacts of a significant homebuilding downturn; (2) adverse weather and other environmental conditions and natural disasters; (3) high leverage and restrictions on the Company’s operations and activities imposed by the agreements governing the Company’s outstanding indebtedness; (4) availability and terms of financing to the Company; (5) the Company’s sources of liquidity; (6) changes in credit ratings; (7) the seasonality of the Company’s business; (8) the availability and cost of suitable land and improved lots and sufficient liquidity to invest in such land and lots; (9) shortages in, and price fluctuations of, raw materials and labor; (10) reliance on, and the performance of, subcontractors; (11) regional and local economic factors, including dependency on certain sectors of the economy, and employment levels affecting home prices and sales activity in the markets where the Company builds homes; (12) fluctuations in interest rates and the availability of mortgage financing; (13) increases in cancellations of agreements of sale; (14) changes in tax laws affecting the after-tax costs of owning a home; (15) operations through unconsolidated joint ventures with third parties; (16) government regulation, including regulations concerning development of land, the home building, sales and customer financing processes, tax laws and the environment; (17) legal claims brought against us and not resolved in the Company’s favor, such as product liability litigation, warranty claims and claims made by mortgage investors; (18) levels of competition; (19) successful identification and integration of acquisitions; (20) significant influence of the Company’s controlling stockholders; (21) availability of net operating loss carryforwards; (22) utility shortages and outages or rate fluctuations; (23) changes in trade policies, including the imposition of tariffs and duties on homebuilding materials and products, and related trade disputes with and retaliatory measures taken by other countries; (24) geopolitical risks, terrorist acts and other acts of war; (25) loss of key management personnel or failure to attract qualified personnel; (26) information technology failures and data security breaches; (27) negative publicity; and (28) certain risks, uncertainties and other factors described in detail in the Company’s Annual Report on Form 10-K for the fiscal year ended October 31, 2018 and subsequent filings with the Securities and Exchange Commission. Except as otherwise required by applicable securities laws, the Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, changed circumstances or any other reason.

8.000% Senior Notes

As previously disclosed, the Company continues to actively analyze and evaluate its capital structure and to take steps to strengthen it's balance sheet. On November 1, 2019, K. Hovnanian at Sunrise Trail III, LLC, as the sole holder thereof, extended the maturity of the $26.0 million principal amount of K. Hovnanian’s 8.000% Senior Notes from November 1, 2019 to November 1, 2027, which enables K. Hovnanian to preserve certain debt refinancing capability under its outstanding indentures. A copy of the Twentieth Supplemental Indenture among K. Hovnanian, the Company, the other guarantors party thereto and Wilmington Trust, National Association, as trustee, is attached as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)     Exhibits.

4.1	Twentieth Supplemental Indenture, dated as of November 1, 2019, among K. Hovnanian, the Company, the other guarantors party thereto and Wilmington Trust, National Association, as trustee.
99.1	Press Release, dated November 4, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOVNANIAN ENTERPRISES, INC.
(Registrant)

By:	/s/ Michael Discafani
Name: Michael Discafani
Title: Vice President, Corporate Counsel and Secretary

Date: November 4, 2019